                                                                    EXHIBIT 10.3


                           REAFFIRMATION OF DOCUMENTS


        This Reaffirmation of Documents (as amended, restated or otherwise modified, this "Reaffirmation"), dated as of September 14, 2000 is made by Veridian Corporation, a Delaware corporation (the "Borrower"), Veridian Engineering, Inc., an Ohio corporation, Pacific-Sierra Research Corporation, a California corporation, Veridian Systems Incorporated, a Delaware corporation, MRJ Group, Inc., a Delaware corporation, Veridian Erim International, Inc. (formerly known as ERIM International, Inc.), a Michigan corporation and Veridian Information Solutions, Inc. (as successor to and formerly known as, New Veridian Corporation, Trident Data Systems, Inc. and MRJ, Inc.) a California corporation, (each, a "Restricted Subsidiary", collectively, the "Restricted Subsidiaries") and Corporation for Studies and Analysis, a Nebraska corporation ("CSA" and collectively with the Restricted Subsidiaries, the "Guarantors") in favor of FIRST UNION NATIONAL BANK ("First Union"), as Administrative Agent (the "Administrative Agent"), and for the ratable benefit of itself, the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

                              STATEMENT OF PURPOSE

        The Borrower, certain financial institutions (the "Prior Lenders") and the Administrative Agent are party to that certain Revolving Credit Agreement dated as of September 14, 1999 (as amended, restated or otherwise modified prior to the date hereof the "Original Credit Agreement") under the terms of which the Prior Lenders provided the Borrower with a secured $150,000,000 revolving credit facility. The Borrower's obligations under the Original Credit Agreement are unconditionally guaranteed by the Guarantors and secured by Liens granted and assignments made to the Administrative Agent by the Borrower and the Restricted Subsidiaries, for the ratable benefit of itself and the Prior Lenders, in each case pursuant to the Security Documents (as defined in the Credit Agreement). Copies of the Security Documents are attached hereto as Exhibit A.

        Prior to the date hereof, MRJ, Inc., a Virginia corporation ("MRJ") and New Veridian Corporation, a Delaware corporation ("New Veridian") merged with and into Trident Equipment Systems, Inc., a California corporation ("Trident"). Thereafter, Trident changed its name to Veridian Information Solutions, Inc. ("Veridian Solutions")

        The Borrower, the Lenders (including certain Prior Lenders) and the Administrative Agent now desire to amend and restate the provisions of the Original Credit Agreement pursuant to the Amended and Restated Credit Agreement of even date herewith (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Lenders, the Administrative Agent and Bank of America, N.A., as Syndication Agent.

        In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested that the Borrower and the Guarantors execute and deliver this Reaffirmation to confirm
(a) that each of the Security Documents remains in full force and effect, (b) the validity of Liens and assignments granted pursuant to the

Security Documents, and (c) that such Liens and assignments will secure the Borrower's obligations under the Credit Agreement. The Borrower and the Guarantors have agreed to execute and deliver this Reaffirmation pursuant to the terms hereof.

        NOW, THEREFORE, in consideration of these premises and to induce the Lenders and the Administrative Agent to enter into and make available Advances pursuant to the Credit Agreement, the Borrower and the Guarantors hereby agree with the Administrative Agent for the ratable benefit of itself and the Lenders as follows:

        SECTION 1. Definitions. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

        SECTION 2. Reaffirmation of Guaranty Agreement and Guarantor Security Documents.

        (a) Each of the Guarantors (i) consents to the execution and delivery of the Credit Agreement by the Borrower (ii) agrees that the execution and delivery by the Borrower of the Credit Agreement shall not limit or diminish the obligations of such Guarantor under the Guaranty Agreement and each other Security Document to which such Guarantor is a party, (iii) confirms and reaffirms its obligations under the Guaranty Agreement and each other Security Document to which such Guarantor is a party, (iv) agrees that the Guaranty Agreement and each other Security Document to which such Guarantor is a party remains in full force and effect and is hereby ratified and confirmed, and (v) agrees, acknowledges and confirms the reaffirmation of the Security Documents set forth in Section 3.

        (b) In furtherance of Section 2(a), MRJ Group, Inc. hereby confirms that (i) Veridian Solutions is a "Pledged Subsidiary" under the Security Documents and (ii) the capital stock of Veridian Solutions identified on the Schedules hereto is "Pledged Stock" under the Security Documents. MRJ Group, Inc. is herewith delivering to the Administrative Agent, for the ratable benefit of itself and the Lenders, originals of all shares of capital stock of Veridian Solutions constituting Pledged Stock under the Security Documents and taking such other action requested by the Administrative Agent to perfect the security interest thereof in such Pledged Stock.

        (c) In furtherance of Section 2(a), Veridian Solutions hereby confirms that (i) Veritect, Inc. is a "Pledged Subsidiary" under the Security Documents, subject to the limitation set forth in the following clause (ii), and
(ii) the capital stock of Veritect, Inc. identified on the Schedules hereto, which constitutes as of the date hereof 94.4% of the issued and outstanding stock in said corporation that is owned by Veridian Solutions and 85% of the total issued and outstanding stock of said corporation only, is "Pledged Stock" under the Security Documents. Veridian Solutions is herewith delivering to the Administrative Agent, for the ratable benefit of itself and the Lenders, originals of all shares of capital stock of Veritect, Inc. constituting Pledged Stock under the Security Documents and taking such other action requested by the Administrative Agent to perfect the security interest thereof in such Pledged Stock.

        SECTION 3. Reaffirmation of Security Documents. The Borrower hereby confirms that each of the Security Documents shall continue to be in full force and effect and is hereby in all respects ratified and reaffirmed as if fully restated as of the date hereof by this Reaffirmation; provided that: (a) all references therein to the "Credit Agreement" or "Revolving Credit Agreement" shall be deemed to be references to the Credit Agreement, (b) all references to the "Operative Documents" shall be deemed to be references to the Loan Documents under the Credit Agreement, (c) all references to "Administrative Agent" shall be deemed to be references to First Union in its capacity as Administrative Agent under the Credit Agreement, (d) all references to "Lenders" shall be deemed to be references to the Lenders under the Credit Agreement, (e) all references to "Rate Hedging Agreements" shall be deemed to be references to the Hedging Agreements as defined in the Credit Agreement and (f) any reference to Section
6.3 of the Original Credit Agreement (which such Section 6.3 of the Original Credit Agreement relates to the application of payments and proceeds) shall be deemed to refer to Section 5.5 of the Credit Agreement.

        SECTION 4. Reaffirmation of Environmental Certificate. The Borrower and each Guarantor hereby confirms that the Environmental Certificate shall continue to be in full force and effect and is hereby in all respects ratified and reaffirmed as if fully restated as of the date hereof by this Reaffirmation; provided that: (a) all references therein to the "Credit Agreement" or "Revolving Credit Agreement" shall be deemed to be references to the Credit Agreement, (b) all references to the "Operative Documents" shall be deemed to be references to the Loan Documents under the Credit Agreement, (c) all references to "Administrative Agent" shall be deemed to be references to First Union in its capacity as Administrative Agent under the Credit Agreement, (d) all references to "Lenders" shall be deemed to be references to the Lenders under the Credit Agreement, (e) any reference to Section 6.2 of the Original Credit Agreement (which such Section 6.2 of the Original Credit Agreement relates to the application of payments and proceeds) shall be deemed to refer to Section 12.2 of the Credit Agreement, and (f) any reference to Section 5.2(i) of the Original Credit Agreement (which such Section 6.2 of the Original Credit Agreement relates to the disposition of assets) shall be deemed to refer to Section 11.5 of the Credit Agreement.

        SECTION 5. Grant of Security Interest. In furtherance of the reaffirmations set forth in the preceding Section 2 and Section 3, the Borrower and each Guarantor hereby grants and assigns a security interest in all Collateral (as defined in the Security Documents) and all proceeds thereof to the Administrative Agent, for the ratable benefit of itself and the Lenders as security for the Obligations.

        SECTION 6.     Schedules/ Location of Offices.

        (a) The Schedules attached hereto replace the Schedules to the Security Documents and the Environmental Certificate. All such Schedules are true, correct and complete as of the Closing Date.

        (b) The chief executive office and chief place of business and the office where each of the Borrower and Veridian Engineering, Inc. keeps its records concerning its accounts, contract rights, chattel papers, instruments, general intangibles and other obligations arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise is located in the State of Virginia, at 1200 South Hayes Street, Suite 1100, Arlington, Virginia 22022.

        SECTION 7. Obligations Secured. The Security Documents, as confirmed, ratified and reaffirmed by this Reaffirmation, secure and guaranty the Obligations of the Borrower under the Credit Agreement.

        SECTION 8. No Termination. The Borrower and each of the Guarantors hereby agree and acknowledge that the amendment, restatement and refinancing of the Original Credit Agreement pursuant to the Credit Agreement will not result in (a) the termination of the Security Agreement pursuant to Section 13 thereof,
(b) the termination of the Pledge Agreement and Irrevocable Proxy pursuant to
Section 14 thereof, (c) the termination of the Guarantor Pledge Agreement and Irrevocable Proxy pursuant to Section 14 thereof, or (d) the termination of any Guarantor Security Agreement pursuant to Section 13 thereof.

        SECTION 9. Representations and Warranties. All representations and warranties made under any Security Document shall be deemed to be made, and shall be true and correct, at and as of the date hereof, the Closing Date and as of the date of each Advance under the Credit Agreement, except to the extent previously fulfilled in accordance with the terms hereof and except to the extent that by their respective terms such representations and warranties relate solely to a prior date. All representations and warranties made under this Reaffirmation shall survive, and not be waived by, the execution hereof by the Administrative Agent, any investigation or inquiry by the Administrative Agent or the Lenders or the making of any Advance under the Credit Agreement.

        SECTION 10. Release of Collateral. If any of the Collateral constituting Pledged Stock shall be transferred, sold or otherwise disposed of by the Borrower in a transaction permitted by Section 11.5(e) of the Credit Agreement, then such transferred Pledged Stock shall be released from the Liens created by the Security Documents and no further action shall be necessary.

        SECTION 11. Governing Law. This Reaffirmation shall be governed by and construed in accordance with the laws of the State of North Carolina.

        SECTION 12. Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.


                           [SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused the Reaffirmation to be duly executed and delivered by their duly authorized officers as of the date first above written.



[CORPORATE SEAL]                            VERIDIAN CORPORATION


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title:   SVP
                                                  ------------------------------

[CORPORATE SEAL]                            VERIDIAN ENGINEERING, INC.


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title:   SVP
                                                  ------------------------------

[CORPORATE SEAL]                            PACIFIC-SIERRA RESEARCH CORPORATION


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title: SVP
                                                  ------------------------------

[CORPORATE SEAL]                            VERIDIAN SYSTEMS INCORPORATED


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title: SVP
                                                  ------------------------------


[CORPORATE SEAL]                            MRJ GROUP, INC.


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title: SVP
                                                  ------------------------------


                           [SIGNATURE PAGES CONTINUE]


[Reaffirmation of Documents]

[CORPORATE SEAL]                            VERIDIAN ERIM INTERNATIONAL, INC.


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title: SVP
                                                  ------------------------------


[CORPORATE SEAL]                            CORPORATION FOR STUDIES AND ANALYSIS


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title: SVP
                                                  ------------------------------


[CORPORATE SEAL]                            NEW VERIDIAN CORPORATION


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title: SVP
                                                  ------------------------------


[CORPORATE SEAL]                            VERIDIAN INFORMATION SOLUTIONS, INC.
                                            (as successor to and formerly known
                                            as, Trident Data Systems, Inc., New
                                            Veridian Corporation and MRJ, Inc.)


                                            By:/s/ JAMES P. ALLEN
                                               ---------------------------------
                                            Name: James P. Allen
                                                 -------------------------------
                                            Title: SVP
                                                  ------------------------------


                           [SIGNATURE PAGES CONTINUE]


[Reaffirmation of Documents]

                                            ACKNOWLEDGED AND AGREED

                                            FIRST UNION NATIONAL BANK, as
                                            Administrative Agent


                                            By:/s/ DAVID S. SOZIO
                                               ---------------------------------
                                            Name: David S. Sozio
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------




[Reaffirmation of Documents]